   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                  Exhibit 10.24

                            OPTIONAL SERVICE DELIVERY
                                    AGREEMENT


         THIS AGREEMENT, dated as of July 1, 1993 between KNIGHT-RIDDER FINANCIAL, INC., a Delaware Corporation with offices at 75 Wall Street, 23rd Floor, New York, New York 10005 ("KRF"), and McCARTHY, CRISANTI & MAFFEI, INC., a New York corporation with offices at 71 Broadway, New York, New York 10006 ("Source").

         WHEREAS, KRF prepares, operates and transmits financial data to subscribers by means of on-line computer terminals ("NETWORK"); and

         WHEREAS, KRF markets and sells information and services under various names, trademarks and servicemarks, including, but not limited to: MoneyCenter, MoneyCenter for Windows, TradeCenter, Digital Data Feed, Digital Page Server, Commodity Center and Profit Center (the "KRF Services"); and

         WHEREAS, Source publishes the services listed and described in Exhibit A to this Agreement (the "Source Services"); and

         WHEREAS, Sources currently distributes all or some of the Source Services via Telerate Systems Incorporated and Quotron; and

         WHEREAS, Source desires to provide the Source Services through the NETWORK to current and potential subscribers of KRF as well as via direct feed to third parties.

         NOW, THEREFORE the parties, in consideration of the premises and mutual covenants contained herein, agree as follows:

1.Distributor; Non-Exclusivity; New Source Services.

         (a) Distributor.

                  (i) Appointment. Source hereby appoints KRF, and KRF hereby agrees to serve as, a non-exclusive distributor of Source for the term as set forth in Section 10 for the limited purpose of marketing and distributing the Source Services worldwide to KRF Subscribers, as defined below, who also subscribe to the Source Services ("Source Subscribers"), all in accordance with the terms and conditions hereof. "Subscribers" shall mean those persons or entities authorized by KRF subject to the terms and conditions hereof, to access all or part of the information and services via NETWORK contained in the KRF Services through which one or more of the Source Services are made available. Notwithstanding the foregoing, KRF shall not deliver the Source Services to those persons set forth in Exhibit B, as such exhibit is modified from time to time, with any modifications being implemented by KRF as soon as possible, but in no event later than thirty (30) days from the giving of notice.

                  (ii) No Implied Duties. The parties agree that KRF's duties as distributor of Source shall be limited to those expressly set forth in this Agreement. KRF shall not be deemed to be a fiduciary of Source and shall not have any implied duties that might otherwise be imposed upon a distributor of Source.

         (b) Non-Exclusivity. The parties acknowledge and agree that the appointment of KRF as distributor of Source for the purpose of distributing the Source Services shall be on a non-exclusive basis. Source retains the right to distribute itself or permit other third parties to distribute one or more of the Source Services or services substantially similar thereto.

         (c) New Source Services. Source hereby grants to KRF an option to distribute any electronically distributed information service hereafter developed by Source that is not listed in Exhibit A or that is not substantially similar to any service listed therein (a "New Source Service"). If KRF elects to exercise its option under this subsection (c) with respect to a New Source Service by giving Source written notice within twenty-one (21) days of receipt of notice from Source of said New Source Service, such New Source Service shall fall within the definition of Source Service under this Agreement, and the distribution of such New Source Service shall be subject to the terms and conditions set forth in this Agreement.

2.       Inputting; Direct Feed; Accessibility; Display; Accuracy.

         (a) Inputting and Use of Services.

                  (i) Generally. Source shall input the Source Services into the NETWORK by means of a KRF protocol as set forth in Exhibit C. KRF shall provide Source with subscriptions to the "basic" portion of the KRF Services through the terminals listed in Exhibit C for no charge. In addition, KRF, upon the execution of this Agreement, will order and install at each Source U.S. and foreign location (including, but not by way of limitation, New York, London, Tokyo, Singapore and Fintrend S.A.'s location in Paris) any and all of the necessary equipment including, but not by way of limitation, the equipment as set forth on Exhibit C required by Source to deliver the Source Services pursuant to this Agreement at no cost to Source.

KRF agrees to provide such additional equipment and upgrades to existing equipment to Source locations from time to time during the terms of this Agreement and any extensions thereof, requested by Source for the purpose of delivering the Source Services pursuant to this Agreement at no cost to Source. Source shall be responsible for any costs associated with cabling or other modifications necessary within its locations. Source shall be responsible for all local communications costs between Source and KRF locations except in London, New York and Tokyo as set forth in Exhibit C. KRF shall also provide one subscription to the KRDF Data Feed on the terms described herein and in Exhibit
C. Source may access at no cost all of the basic services information provided by KRF, including, but not limited to that information available through KRF Services and the "optional" services available through such KRF Services with the written approval of KRF and/or the providers of such optional services. Any Exchange fees or optional services fees are the responsibility of Source.

                  (ii) Direct Feed Agreement. KRF acknowledges that Source anticipates providing the Source Services on a direct fees basis to certain of Source's subscribers. Together with the execution of this Agreement, KRF and Source agree to enter into a separate agreement, a copy of which is attached hereto as Exhibit D, pursuant to which KRF will provide Source with a direct feed to any of Source's subscribers, as Source form time to time designates. In such event, Source Subscriber shall enter into a separate agreement with KRF pursuant to which KRF will provide Source Subscribers a direct feed line. KRF shall bill Source Subscribers who are not then-current KRF customers, no more than one hundred and twenty five percent (125%) of KRF's fully allocated communication costs for providing a direct feed line to Source Subscribers (the "Direct Feed Communication Charge").

                  (iii) Use of Source's Proprietary Services. Notwithstanding any provision of subsection (i) that may be to the contrary, KRF, subject to the prior written consent of Source, shall have the right to access the Source Services; provided that Source shall have the right to deny KRF access to any Source Service in circumstances where KRF uses such service in a way that competes with the sale of such service by Source or any of its affiliates. Prior to exercising its right under this subsection (iii) Source agrees to notify KRF in writing at least thirty (30) days prior to the desired termination date and state the action by KRF that gave rise to the termination right. If KRF ceases such action prior to the desired termination date, Source may not deny access to the Source Services on the basis of such cured action. The rights specified in this subsection (iii) shall be in addition to, and not in limitation of, any other remedies the parties may have.

         (b) Accessibility of Source Services. KRF will attempt to make the Source Services available through the various KRF Services whenever KRF determines it is commercially practical to do so. Distribution by KRF of a Source Service that is first made available through a KRF Service after the date hereof pursuant to the terms of this subscription (b) shall be subject to the terms of this Agreement.

         (c) Accuracy of Information. Source shall use commercially reasonable efforts to (i) insure that the information in the Source Services is accurate, and

(ii) correct inaccuracies, errors or defects in such information promptly after discovery. Source shall monitor such information as it is distributed through the KRF Services and promptly correct any inaccuracies, errors or defects therein.

3.       Promotion and Marketing.

         (a) Efforts and Materials.

                  (i) Marketing. Source and KRF shall exercise commercially reasonable efforts to market and promote subscriptions to the Source Services to be accessed through the NETWORK. From time to time during the term of this Agreement, but no less frequently than once a calendar quarter, KRF shall profile or otherwise promote the Source Services on the NETWORK or in promotional materials.

                  (ii) Materials. Neither party shall publish or distribute any advertising or promotional materials regarding the availability of the Source Services through the NETWORK without the prior written consent of the other, which consent shall not be unreasonably withheld. Materials being sent to the other party for approval pursuant to this subsection (a) shall be directed to the person(s) designated in Exhibit E hereto.

         (b) Subscriber List. To facilitate Source's promotional efforts, KRF shall provide to Source the following information and reports: (i) on a monthly basis the list of KRF Subscribers located in the United States; (ii) on a monthly basis, the list of those persons and entities located in the United States who became new KRF Subscribers during such month; (iii) from time to time, but not less frequently than quarterly, the list of new and existing KRF Subscribers located outside the United States promptly after it receives at headquarters the information necessary to develop such list; (iv) upon request of MCM, information KRF has with regard to renewal dates for subscriptions to the Source Services and (v) on a monthly basis, access reports which shall, among other things, set forth those persons taking the Source Services on a trial basis. KRF represents and warrants that all reports shall be accurate and complete and correctly reflect the number of subscriptions and those having access to the Source Services.

         (c) Authorized Distributors. Source acknowledges that KRF utilizes authorized distributors, which may or may not be affiliated with KRF, to distribute the KRF Services ("Authorized Distributors"). Source agrees to allow the Source Services to be distributed by the Authorized Distributors subject to the terms and conditions hereof (except where prohibited by law or limited by local business practices), and KRF agrees to use commercially reasonable efforts to persuade the Authorized Distributors to distribute the Source Services. As between KRF and Source, KRF will use all commercially reasonable means of controlling the Authorized Distributors with regard to the distribution of the Source Services.

         (d) Demonstration Periods; Trade Shows. KRF agrees to promote and market the Source Services, subject to the terms contained in the last sentence of Section 1(a)(i), by making one or more of the Source Services available free of charge to KRF Subscribers for up to thirty (30) days upon the request of Source. The preceding provision shall not be deemed to increase KRF's obligations to market and promote subscriptions to the Source Services set forth in subsection (a) of this
Section 3. In addition, KRF agrees to provide terminals at no cost to Source for up to twelve (12) trade show exhibits annually in which Source participates. Source will provide KRF sixty (60) days prior notice of the date of said trade shows.
4.       Fees; Service Agreement.

         (a) Billing; Fees. Source shall bill Source Subscribers in the United States on a regular basis for subscriptions to the Source Services. KRF shall bill Source Subscribers outside the United States, on a regular basis for subscriptions to all Source Services. Fees for subscriptions to the Source Services shall be determined by Source in its respective geographic regions in its sole discretion. Source agrees that it will make changes in published subscription fees to the Source Services only once per year, which shall, except as set forth below, be effective anywhere other than Japan on January 1 and in Japan on April 1, and will give KRF no less than one hundred twenty (120) days' prior written notice of any such change. Notwithstanding the foregoing, all new Source Subscribers who become Source Subscribers within said one hundred twenty
(120) day pre-effective period, shall be charged the new subscription fees. KRF covenants that it will inform all Source Subscribers of the new fees and shall implement the new fee schedule at the times provided for herein. Source agrees that it will not charge a Source Subscriber any more money for its subscription to the Source Services delivered pursuant to this Agreement than it will charge said Source Subscriber for the Source Services received by other third party vendors. The parties agree that Source may require KRF to terminate distribution of the Source Services to Source Subscribers that are severely in arrears in paying their subscription fees. Source Subscribers shall be deemed severely in arrears for purposes hereof when they become six months behind in payments. The parties agree that the party responsible for billing shall comply with all applicable Country, State and local laws and regulations, including, but not limited to the taxing laws and regulations.

         (b) KRF Service Agreements. In those jurisdictions where KRF is billing Source Subscribers for their use of the Source Services, KRF shall provide the applicable KRF Service Agreement to each subscriber to the Source Services and shall not grant any subscriber access to any Source Service (except on a trial basis) until it has obtained an executed copy of the applicable KRF Service Agreement from such subscriber. KRF Service Agreements provided to Source Subscribers shall contain a representation and warranty that the Source Subscriber is an institutional investor, financial institution, broker or dealer or similar institution and shall further provide that Source Subscribers shall not store, modify, reproduce in any form, redisseminate, republish, re-present or re-distribute Source Services without the prior written consent of Source which consent shall be at Source's sole discretion and shall contain such other provisions as reasonably requested by Source. Copies of representative KRF Service Agreements currently being used are attached as Exhibit F. KRF shall provide Source with a copy of material amendments to said KRF Service Agreements within ten (10) days after such amendments are implemented. Source shall not make any statement regarding any KRF Service that is contradictory or inconsistent with

   Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

the then-current version of the applicable KRF Service Agreement. KRF agrees to allow Source's marketing representatives to use and present to potential and existing subscribers the KRF Service Agreement and to require KRF's marketing and sale representatives and those of its Authorized Distributors to coordinate all marketing and sales efforts with Source's marketing representatives and cooperate with Source's marketing representatives in presenting to potential and existing subscribers the Source Services.

         (c) Source's Service Agreement. In jurisdictions in which Source is billing Source Subscribers for their use of the Source Services, Source may provide the Source Services via a written or oral service Agreement. A copy of the written Service Agreement that Source initially will use in jurisdictions where it will bill Source Subscribers for their use of the Source Services and a copy of Source's price lists currently in effect are attached as Exhibit G. Source will notify KRF in writing or by facsimile of all new Source Subscribers in jurisdictions in which Source is billing Source Subscribers.

5. Charges/Fees.

         (a) KRF Fee. ********************************************************
******************************************************************************
****************************************************************************.

         (b) Sales Commission and Fee. KRF and its Authorized Distributors shall not be entitled to any fee or commission for subscriptions to a Source Service sold to a KRF Subscriber by a salesperson working for KRF or an Authorized Distributor outside the Americas Region unless Source deems the payment of a fee or commission appropriate.

         (c) Payment. Within sixty (60) days after the end of each calendar quarter falling fully or partially within the terms of this Agreement, KRF shall deliver to Source a report showing the Subscription receipts for such quarter, and the amounts due Source, and, except as set forth in the following sentence, a check payable to Source for the gross amount of said subscription receipts. For those KRF Subscribers which KRF bills for Source Services outside the United States, KRF will remit payment within thirty (30) days of receipt of payment from said KRF Subscribers. All payments made hereunder shall be made in U.S. Dollars.

         (d) Adjustments. Source acknowledges that KRF may make initial calculations and payments of amounts due Source based on amounts billed to Source Subscribers in respect of Source Services, and accordingly there may be post payment adjustments to amounts remitted by KRF to Source pursuant to subsection 5(c) hereof to reflect (i) amounts KRF billed in error for credits KRF gave in the ordinary course of business to Source Subscribers, and (ii) amounts KRF was unable to collect from Source Subscribers.

         (e) Records. KRF shall maintain complete and accurate books and records (collectively, the "Records") with respect to all amounts it billed to Source Subscribers in respect of subscriptions to the Source Services. Source shall have the right upon at least thirty (30) days' prior written notice to inspect the Records of KRF during normal business hours no more frequently than twice per year. All information gained by Source from such inspection will be kept in strict confidence and will be used solely for the purpose of verifying the accuracy of the commutation of the amounts due hereunder.

6.       Copyright.

         Source represents and warrants to KRF that Source or its licensors to the best of its and their knowledge own the Source Services and the copyrights thereto, and that Source has the right to authorize KRF to distribute the Source Services under this Agreement. KRF agrees it is not acquiring under this Agreement any proprietary interest in the Source Services and agrees not to challenge the claim of Source or its licensors to the ownership of the Source Services and the measures requested by Source to make the copyright claim of Source or its licensors known to Source Subscribers and to assist Source, at Source's expense, in Source's defense or prosecution of any copyright infringement claim.

7.       Maintenance and Circumstances Beyond Parties' Control.

         Subject to the provisions set forth in Section 8, neither KRF nor Source will be deemed in default or liable hereunder if, as a result of any cause or circumstances beyond such party's reasonable control or any repair work or routine maintenance, there occurs a delay in or failure or interruption of
(i) service to any Source Subscriber, or (ii) transmission of the Source Services. So long as any such failure continues, the party responsible for such service or transmission will use its reasonable best efforts to eliminate such conditions and will keep the other party fully informed at all times concerning the matters causing such delay or default and the prospects for their termination.

8.       Indemnification.

         (a) By Source. In the event any claim is brought by a third party against KRF that relates to, arises out of or based upon the Source Services or the failure of Source to comply with any law, rule or regulation, KRF shall promptly notify Source, and Source shall defend such claim at Source's expense and under Source's control. Source shall indemnify and hold harmless KRF against any judgment, liability, loss, cost or damage (including litigation costs and reasonable attorneys' fees) arising from or related to such claim whether or not such claim is successful. KRF shall have the right, at its expense, to participate in the defense of such claim through counsel of its own choosing; provided, however, that Source shall not be required to pay any settlement amount that it has not approved in advance.

         (b) By KRF. In the event any claim is brought by any third party against Source that relates to, arises out of or is based upon any error, delay, interruption or other event cause by KRF or its Authorized Distributors in transmitting the Source Services, Source shall promptly notify KRF, and KRF shall defend such claim at KRF's expense and under KRF's control. KRF shall indemnify and hold harmless Source against any judgment, liability, loss, cost or damage (including litigation costs and reasonable attorneys' fees) arising from or related to such claim, whether or not such claim is successful. Source shall have the right, at its expense, to participate in the defense of such claim through counsel of its own choosing; provided, however, that KRF shall not be required to pay any settlement amount that it has not approved in advance.

9.       Representations and Warranties of the Parties.

         Each party hereby represents, covenants and warrants to the other as follows:

         (i) It has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of such party, enforceable in accordance with its terms and conditions.

         (ii) That the parties will comply with all codes, regulations and laws applicable to the provision of the services under this Agreement, and has obtained or will obtain all necessary permits, licenses and other authorizations necessary for its performance of services under this Agreement.

10.      Confidentiality.

         (a) The following materials and information and all copies thereof of whatever nature are designated as "confidential" and are the proprietary information and trade secrets of KRF:

                           (i) the computer software possessed by KRF and all source documents relating to such computer software;

                           (ii) proprietary business information of KRF
         (including, without limitation, the names and addresses of Subscribers, information providers and suppliers), and business information that KRF does not generally make available to the public;

                           (iii) the methods, means, personnel, equipment and software by and with which KRF provides the NETWORK; and

                           (iv) any other information that KRF reasonably designates, by notice in writing delivered to Source, as being confidential or a trade secret.

         (b) The following materials and information and all copies thereof of whatever nature are designated as "confidential" and are the proprietary information and trade secrets of Source:

                           (i) proprietary business information of Source, and business information that Source does not generally make available to the public; and

                           (ii) any other information that Source reasonably designates, by notice in writing delivered to KRF, as being confidential or a trade secret.

         (c) All such proprietary or confidential information of KRF or Source shall be kept secret by the Source or KRF, as the case may be, to the degree it keeps secret its own confidential or proprietary information. Such information belonging to either party shall not be disclosed by the other party to its employees except on a need-to-know basis or to agents or contractors of such other party, but may be disclosed by such other party to state or federal agencies, authorities or courts upon their order or request provided prompt notice of such order or request is given by such other party to the party to which such information belongs, if such notice is legally permitted. Upon termination of this Agreement, all copies of such information shall be returned to the party to which such information belongs and no copies thereof shall remain in the possession, custody or control of such other party.

         (d) No information that would otherwise be proprietary or confidential for the purposes of this Agreement pursuant to subsections (a) or (b) above shall be subject to the restrictions on disclosure imposed by this section in the vent and to the extent that (i) such information is in, or becomes part of, the public domain otherwise than through the fault of the party to which such information does not belong, (ii) such information was known to such party prior to the execution of this Agreement, or (ii) such information was revealed to such party by a third party.

11.      Term; Termination.

         (a) Term. The initial term of this Agreement shall commence ninety-one
(91) days subsequent to notice given by Source to Telerate Systems Incorporated ("Telerate") of Source's intent to distribute the Source Services through other network vendors pursuant to that certain agreement dated as of January 1, 1992, between Source and Telerate (the "Telerate Agreement") and shall terminate at the end of the seventh year (the "Initial Term"). Notwithstanding the foregoing, Source may terminate this Agreement prior to its commencement date in the event Source, in its sole discretion, retracts said notice to Telerate under the Telerate Agreement. Furthermore, this Agreement shall terminate on September 30, 1993, in the event that Source has not provided notice to Telerate of its intent to distribute the Source Services through other network vendors on or before September 30, 1993. The term of this Agreement shall automatically be extended for one or more periods of one year (a "Renewal Term"), unless either party sends to the other written notice of its election not to renew at least ninety (90) days prior to the end of the initial Term, or any Renewal Term, as the case may be.

         (b) Default. If either party shall default in the performance of or compliance with any provision contained in this Agreement and such default shall not have been cured within thirty (30) days after written notice thereof shall have been given to the appropriate party, the party giving such notice may then give further written notice to such other party terminating this Agreement, in which event this Agreement and any other rights granted hereunder shall terminate on the date specified in such further notice. The parties agree that any breach of a representation or warranty contained in this Agreement shall result in its immediate termination. KRF agrees, in the vent of a breach by it of any of its obligations under this Agreement, Source may seek temporary or permanent injunctive relief, without the necessity of proving actual damages or the posting of a bond, as well as other equitable relief, and will be entitled to commence an action for any such relief in any court of competent jurisdiction.

         (c) Insolvency. In the event that either party hereto shall be adjudged insolvent or bankrupt, or upon the institution of any proceedings by it seeking relief, reorganization or arrangement under any laws relating to insolvency, or if an involuntary petition in bankruptcy is filed against such party and said petition is not discharged within sixty (60) days after such filing, or upon any assignment for the benefit of its creditors, or upon the appointment of a receiver, liquidator or trustee of any of its assets, or upon the liquidation, dissolution or winding up of its business (an "Event of Bankruptcy"), then the party involved in any such Event of Bankruptcy shall immediately give notice thereof to the other party, and the other party at its option may terminate this Agreement upon written notice.

12.      Miscellaneous.

         (a) Notices. All notices hereunder (except as provided for in Section 4(c) hereof) shall be in writing and shall be delivered in person, or sent by overnight courier service, to the address of the party set forth below, or to such other addresses as may be stipulated in writing by the parties pursuant hereto. Unless otherwise provided, notice shall be effective on the date it is officially recorded as delivered.

     (i)      If to KRF, to:
              Knight-Ridder Financial Inc.
              75 Wall Street, 23rd Floor
              New York, New York 10005
              Attention:  President

              with a copy to:
              Knight-Ridder Inc.
              One Herald Plaza
              Miami, Florida 38132-1693
              Ms. Christina Mendoza, Associate General Counsel

     (ii)     If to Source, to:
              McCarthy, Crisanti & Maffei, Inc.
              71 Broadway
              New York, NY 10005
              Attention:  President

              with a copy to:
              The Van Kampen Merritt Companies, Inc.
              One Parkview Plaza
              Oakbrook Terrace, IL 60181
              Attention:  General Counsel

         (b) Amendment; Assignment. This Agreement may not be amended except by written instrument executed by Source and KRF. Neither party may assign this Agreement to any third party, other than an affiliate, without the prior written consent of the other. Any assignment of this Agreement to an affiliate shall not relieve the assigning party of any of its obligations or liabilities under this Agreement.

         (c) Survival of Certain Provisions. Notwithstanding the termination of this Agreement, those provisions of this Agreement that by their nature are intended to survive such termination shall survive, including without limitation, the provisions of Sections 8, 9, 10 and 11.

         (d) Consequential Damages. Except pursuant to Section 8, neither party shall be liable for any consequential, indirect, incidental or special damages, even if advised of the possibility of such damages.

         (e) Entire Agreement. This Agreement contains the entire understanding of the parties on the subject hereof and terminates and supersedes all previous verbal and written agreements on such subject.

         (f) Relationship of the Parties. The parties agree that KRF will act as an independent contractor in the performance of its duties under this Agreement. This Agreement does not and shall not be deemed to constitute a partnership or joint venture between the parties and neither party nor any of its directors, officers, employees or agents shall, by virtue of the performance of their obligations under this Agreement, be deemed to be an employee of the other. KRF has no authority to make any representations on behalf of or to bind Source in connection with the provision of Source Services in the course of performing any of its obligations under this Agreement or otherwise.

         (g) "Affiliate" Defined. For purposes of this Agreement, the term "affiliate" and its derivatives shall mean, with respect to any individual or entity directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such individual or entity. The term "control" and its derivatives, as used in the immediately preceding sentence, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of any entity, whether through the ownership of voting securities, by contact or otherwise.

         (h) Severability. In the event any provision of this Agreement or application hereof to any party or in any circumstances shall be determined to be invalid, unlawful, or unenforceable to any extent, the remainder of this Agreement, and the application of any provision to parties or circumstances other than those as to which it is determined to be unlawful, invalid or unenforceable, shall not be affected thereby, and each remaining provision of this Agreement shall continue to be valid and may be enforced to the fullest extent permitted by law.

         (i) Non-Waiver. No delay or failure by either party in exercising any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

         (j) Captions. The captions used herein are for convenience only, and constitute no part of this Agreement.

         (k) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the choice of law principles thereof.

         IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the 1st day of July, 1993, to be effective as set forth in
Section 11(a) hereof.

McCARTHY, CRISANTI & MAFFEI, INC.           KNIGHT-RIDDER FINANCIAL, INC.



By: /s/ Lindley B. Richert              By: /s/ Paul T. Tucker
    -----------------------------           -------------------------------
Name:  LINDLEY B. RICHERT                   Name: DR. PAUL T. TUCKER
Title:    PRESIDENT                         Title:   PRESIDENT

                                    Exhibit A

                                 Source Services


Name                                               Description
----                                               -----------
CorporateWatch*                         Principally provides rapid and
                                        comprehensive information on corporate
                                        securities, private placements, equities
                                        and mortgage and derivative product new
                                        issues.

CurrencyWatch*                          A foreign exchange market forecasting
                                        and analysis system combining live 24
                                        hour fundamental and technical analysis
                                        presented as both commentary and live
                                        technical trading pages, together with
                                        comprehensive live EMS analysis.

MoneyWatch*                             Provides 24 hour fundamental and
                                        technical analysis of US Treasury,
                                        Agency and money market securities. The
                                        service combines live commentary and
                                        technical trading analysis with detailed
                                        forecasts and analysis of the US
                                        economy.

YieldWatch*                             Addresses European and Asia Pacific
                                        government bonds/financial futures
                                        markets including the U.S. T-bond.
                                        Information is presented as live
                                        commentary, technical trading blotters
                                        and spread analysis, together with
                                        regional market briefings.

*Denotes a registered trademark of McCarthy, Crisanti & Maffei, Inc.

                                    Exhibit B

The following subscribers should be restricted from access to the Source Services pursuant to Section 1(a)(i) of the Agreement:

Munifacts/American Banker                                       Thomson Financial Networks
Trepp & Company                                                 Alert/OASYS
Money Market Services                                           AutEx
Ried, Thunberg                                                  CDA Investment Technologies
Elliot Wave International                                       CORIS
Data Resources Inc.                                             FIRST-CALL
Wrightson & Co.                                                 Forex Watch
Evans Economics                                                 Forex Chartist
Froehlich                                                       Technical SystemGriggs & Santow
Investext
Dunn & Bradstreet                                               Securities Data Co.
Predex                                                          Wunsch Auction Systems
Cates                                                           Asset Backed Securities Group
Bank Valuation                                                  Securities Information Center
Chronometrics                                                   Software Division
Capital Techniques                                              Technical Data (All Services)
Telerate Corporate Market Service                               Valornform
         Eurobond Service                                       I.F.R. JapanWatch
Elders Applied Research                                         I.F.R. Vigil
R.A. Froehlich                                                  I.F.R. CorporateEye
Business Week                                                   I.F.R. LanAm
Market Data Corporation                                         I.F.R. Int'l. Financing Review
Market News Service                                             Atlas
Vigil                                                           Bond Data
Muller Data                                                     MoneyData
Pensions & Investment Age                                       ILX
Money Line Corporation                                          Bond World
Standard & Poor's                                               Moody's
Dow Jones News Service                                          MGraw Hill
Duff & Phelps                                                   FX 24
Olson Group                                                     Gannett
Investment Dealers Digest                                       Fitch
         (I.D.D. Information Services)                          Sheshunoff
Securities Data Corp.                                           Capital Management
RS Investments                                                  Prechter's Elliot Wave International
MRL Publishing                                                  Johnson Smick International
Capital Management                                              IPO Financial
MBSIS                                                           Commscan
J.J. Kenney & Company                                           AMG Data Services
Mortgage Data                                                   MortgageData
Bloomberg                                                       IDEA
O'Connor, Paul & Phillips                                       Dalcomp Inc.
Telekurs                                                        Maria Ramirez Capital Consultants
Stone, McCarthy                                                 SDC Publishing
Institutional Investor Euromoneys

In addition to the above list, only Authorized Distributors should be allowed access when exhibiting at conferences.

                                    Exhibit C

                   "Non-Chargeable" KRF Equipment and Services


I. Equipment to be supplied by KRF to Source for use by Source at Source's locations including but not limited to:

         (i)      One KRDF data feed at Source's site in New York.
         (ii) Money Center for Windows, one server and five slaves (one each product and one for MIS) in New York.
         (iii) Money Center for Windows, one server and one slave at each overseas site and disaster recovery site.
         (iv)     One "Market Maker" (DES) terminal in each Source site.

II. Electronic means of delivering Source's information to KRF in a timely and reliable manner to include but not limited to two KRFI lines with the necessary equipment and leased lines with dial back-up at Source's primary site as well as at disaster recovery site.

III. Facilities for linkage between Source's New York office and each of Source's overseas offices located in a city that make up KRF's backbone network; namely, Kansas City, New York, Chicago, London, Singapore, Tokyo, Hong Kong and Sydney. Source is responsible for local communications costs between Source locations and KRF locations except in New York, London and Tokyo where KRF will assume responsibility for these costs. Source is not responsible for any costs related to KRF's backbone network.

                                    Exhibit D

                         Direct Feed Delivery Agreement

                         DIRECT FEED DELIVERY AGREEMENT


THIS AGREEMENT, dated as of __________________, 1993 between KNIGHT RIDDER FINANCIAL, INC., a _____________ Corporation with offices at 75 Wall Street, 23rd Floor, New York, New York 10005 ("KRF") and McCARTHY, CRISANTI & MAFFEI, INC., a New York Corporation with offices at 71 Broadway, New York, New York 10006 ("Source").

WHEREAS, Source publishes the services listed and described in Exhibit A to this Agreement (the "Source Services"); and

WHEREAS, KRF and Source have entered into an Optional Service Delivery Agreement dated as of the date hereof ("Optional Service Delivery Agreement"); and

WHEREAS, Source desires to make the Source Services available to subscriber to the Source Services ("Source Subscribers") via direct feed line; and

WHEREAS, KRF is willing to provide Source Subscribers with a direct feed line to deliver the Source Services directly to certain Source Subscribers.

NOW THEREFORE, the parties in consideration of the premises and mutual covenants contained herein agree as follows:

1.       Provision of Direct Feed Line.
         Upon prior written notice to KRF, KRF agrees to provide to Source Subscribers, a direct feed line for the direct delivery of Source Services to Source Subscribers. KRF shall enter into a separate agreement with Source Subscriber for the provision of the direct feed line. A copy of KRF standard direct feed line agreement is attached as Exhibit B. Further, with respect to non-U.S. Source Subscribers, KRF agrees to enter into a separate KRF Service Agreement in the form of Exhibit F to, and which complies with the terms and conditions set forth in, Section 4(b) of the Optional Service Delivery

         Agreement with said non-U.S. Source Subscriber pursuant to which KRF agrees to provide the Source Services. KRF shall bill Source Subscribers who are not then-current KRF customers, obtaining a direct feed line pursuant to this section, a fee equal to no more than one hundred twenty-five percent (125%) of KRF's fully allocated communication costs for providing a direct feed line to Source Subscribers (the "Direct Feed Communication Charge").

2. Installation. KRF agrees that within thirty (30) days or as quickly as reasonably possible, subject to communication or installation delays not under KRF's control, of receipt by it of notice from Source that it will install a direct feed line to those Source Subscribers as set forth in Section 1 hereof. KRF further agrees to provide to Source information relating to systems configuration of each Source Subscriber for whom KRF provides a direct feed line pursuant to this Agreement.

3. Representations and Warranties of KRF. KRF hereby represents, covenants and warrants to Source as follows:

                  (i) That KRF is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

                  (ii) That KRF has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of KRF, enforceable in accordance with its terms and conditions.

                  (iii) That the direct feed line that KRF shall place with a Source Subscriber pursuant to the terms of this Agreement shall operate at a standard level in order to convey the Source Services at a level comparable to the delivery of Source Services delivered pursuant to the Optional Service Delivery Agreement.

                  (iv) The direct feed line installed by KRF will be capable of carrying all of the Source Services including any New Source Services.

                  (v) That KRF will comply with all codes, regulations and laws applicable to the provision of direct feed lines under this Agreement, and has obtained or will obtain all necessary permits, licenses and other authorizations necessary for its performance of services under this Agreement.

                  (vi) That the direct feed lines provided to Source Subscribers shall meet the technical requirements as set forth in KRF's published documentation for installation and maintenance of its direct feed lines as well as convey the Source Services in a manner and with a functionality at a level as is generally made available to its own customers.

                  (vii) That KRF shall support, maintain and repair direct feed lines installed pursuant to this Agreement in a timely, competent and workmanlike manner and at a level that meets KRF's support, maintenance and repair services to its customers generally.

                  (viii) KRF agrees that it will not consent to a request by a Source Subscriber who seeks to store, modify, reproduce in any form, redisseminate, recirculate or republish in any form the Source Services without the prior written consent of Source, which consent shall be at Source's sole discretion.

4. Billing. KRF shall bill Source Subscriber who is not a then-current KRF customer, the Direct Feed Communication Charge. Source acknowledges that in the event that a direct feed line is provided to a then-existing KRF customer or, in the further event that a direct feed line is provided to a non-KRF customer who subsequently subscribes to additional KRF services, that the KRF communication charges may increase as agreed to between KRF and Source Subscriber. Source Subscriber shall be responsible for payment of all taxes (except for taxes based on KRF's net income), and KRF shall be responsible for collecting, remitting and otherwise complying with all applicable Country, State and local taxing laws and regulations. In addition, Source shall bill Source Subscribers for fees relating to the Source Services in the United States, and KRF shall bill Source Subscribers outside the United States, in accordance with KRF's usual billing practices and KRF shall not be entitled to any portion of such fees.

5.       Indemnification.

         (a) By Source. In the event any claim is brought by third party against KRF that relates to, arises out of or is based upon the Source Services or the failure of Source to comply with any law, rule or regulation, KRF shall promptly notify Source, and Source shall defend such claim at Source's expense and under Source's control. Source shall indemnify and hold harmless KRF against any judgment, liability, loss, cost or damage (including litigation costs and reasonable attorneys' fees) arising from or related to such claim whether or not such claim is successful. KRF shall have the right, at its expense, to participate in the defense of such claim through counsel of its own choosing; provided, however, that Source shall not be required to pay any settlement amount that it has not approved in advance.

         (b) By KRF. In the event any claim is brought by any third party against Source that relates to, arises out of or is based upon any error, delay, interruption or other event caused by KRF, its agents or its Authorized Distributors in installing, supporting, maintaining or repairing the direct feed line or in transmitting the Source Services, Source shall promptly notify KRF, and KRF shall defend such claim at KRF's expense and under KRF's control. KRF shall indemnify and hold harmless Source against any judgment, liability, loss, cost or damage (including litigation costs and reasonable attorneys' fees) arising from or related to such claim, whether or not such claim is successful. Source shall have the right, at its expense, to participate in the defense of such claim through counsel of its own choosing; provided, however, that KRF shall not be required to pay any settlement amount that it has not approved in advance.

6.       Term; Termination.

         (a) Term. The initial term of this Agreement shall commence ninety-one (91) days subsequent to notice given by Source to Telerate Systems Incorporated ("Telerate") pursuant to that certain agreement dated as of January 1, 1992, between Source and Telerate (the "Telerate Agreement") (the "Commencement Date") and shall terminate at the end of the seventh year (the "Initial Term"). Notwithstanding the foregoing, Source may terminate this Agreement prior to its Commencement Date in the event Source, in its sole discretion, retracts its notice to Telerate under the Telerate Agreement. The term of this Agreement shall automatically be extended for one or more periods of one year (a "Renewal Term"), unless either party sends to the other written notice of its election not to renew at least ninety (90) days prior to the end of the Initial Term, or any Renewal Term, as the case may be.

         (b) Default. If either party shall default in the performance of or compliance with any provision contained in this Agreement including, but not limited to, any breach of a representation or warranty, and such default shall not have been cured within thirty (30) days after written notice thereof shall have been given to the appropriate party, the party giving such notice may then give further written notice to such other party terminating this Agreement, in which event this Agreement and any other rights granted hereunder shall terminate on the date specified in such further notice.

         (c) Insolvency. In the event that either party hereto shall be adjudged insolvent or bankrupt, or upon the institution of any proceedings by it seeking relief, reorganization or arrangement under any laws relating to insolvency, or if an involuntary petition in bankruptcy is filed against such party and said petition is not discharged within sixty (60) days after such filing, or upon any assignment for the benefit of its creditors, or upon the appointment of a receiver, liquidator or trustee of any of its assets, or upon the liquidation, dissolution or winding up of its business (an "Event of Bankruptcy"), then the party involved in any such Event of Bankruptcy shall immediately give notice thereof to the other party, and the other party at its option may terminate this Agreement upon written notice.

         (d) Effect of Termination. In the event of a termination of this Agreement for any reason, KRF shall continue to support, maintain and repair direct feed lines installed for Source Subscribers before the effective date of any such termination provided that such Source Subscriber continues to pay to KRF the agreed upon Direct Feed Communications Charge.

7. Incorporation By Reference. The parties hereto agree that the following sections of the Optional Service Delivery Agreement, a copy of which is attached hereto and made part hereof as Exhibit C, are incorporate by reference: 4(b), 5, 10, 12(a), (b), (d) (the reference in Section 12(d) to Section 8 is hereby changed to Section 5), (e), (f), (g), (h), (i),
         (j) and (k).

8. Survival. All covenants, obligations, representations, warranties, indemnities and agreements contained in this Agreement shall survive the execution and delivery of the Agreement and of any and all documents or instruments delivered in connection herewith. Neither Source nor KRF has made any representation or warranty to the other in connection with the transaction contemplated herein except as contained in this Agreement and any other instrument, agreement or writing provided for or contemplated by this Agreement.

9. Definitions. Terms not otherwise defined herein shall have the meanings ascribed to them in the Optional Service Delivery Agreement.


         IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the ___________ day of _____________, 1993, to be effective as set forth in Section 6 hereof.


McCARTHY, CRISANTI & MAFFEI, INC.           KNIGHT-RIDDER FINANCIAL, INC.

By:______________________________           By:________________________________
Name:  LINDLEY B. RICHERT                   Name:  DR. PAUL T. TUCKER
Title:  PRESIDENT                                    Title:  PRESIDENT

                                    Exhibit E

                 Contacts for Approval of Promotional Materials


For KRF:

                  Managing Director
                  Knight-Ridder Financial/Americas
                  75 Wall Street
                  New York, NY  10005
                  Telephone:  212-504-7606
                  Facsimile:  212-809-1458


For Source:

                  Mr. Jay Miller
                  McCarthy, Crisanti & Maffei, Inc.
                  71 Broadway
                  New York, NY  10006
                  Telephone:  212-509-5800
                  Facsimile:  212-509-7389



Either party may change its designated "contact" person by giving written notice to the other.

                                    Exhibit F

                Knight-Ridder Financial, Inc. Service Agreements


                                  See Attached

                          STANDARD TERMS AND CONDITIONS

1. BILLING. Subscriber shall pay all sales, use, privilege, excise, property and other taxes, assessments or governmental charges, however, designated, now or hereafter imposed with respect to any item or payment described in the Subscription Schedule, which amounts will be added to Subscriber's invoice. Any taxes, assessments or governmental charges in connection with installation charges or security charges will be added to Subscriber's invoice for the first month. Company will bill Subscriber monthly in advance and Subscriber agrees to pay such invoice upon receipt. Charges for any fractional month will be prorated. All payments not received by the 25th day of the month to which they apply shall be subject to a late payment charge from such date until paid at a rate equal to the lesser of the maximum rate permitted under applicable law or 18% per annum. The Company may increase the monthly fees if at any time any of the following occurs: (I) the Company's cost of providing the Service (as defined below) is increased because of (A) higher charges to the Company from common carriers or others providing transmission facilities, (B) loss of other customers sharing the cost of transmitting to Subscriber's location or (C) lower cost transmission facilities no longer being available to the Company, (II) exchanges and third party providers supplying information or data to the Company increase their charges or (III) any sales, use, privilege, excise, property or other taxes, assessments or governmental charges, however designated, are imposed or increased.

2. SERVICE. The Company shall supply to Subscriber, at the installation address set forth herein, the Basic Services and Optional Services listed in Sections A and B (collectively the "Service") for the respective monthly fees set forth in Sections A and B, subject to all the terms and conditions of this Agreement.

3. EQUIPMENT. The machines, hardware and other supplemental equipment listed in Section C is required at Subscriber's location for Subscriber to receive the Service from the Company. Any equipment provided by the Company ("Company Equipment") and any equipment provided by Subscriber ("Subscriber Equipment") is collectively referred to herein as the "Equipment". Any Equipment malfunctions shall not entitle Subscriber to any abatement or reduction of the monthly fees hereunder.

     (a) Company Equipment. The Company hereby provides to Subscriber, for the monthly fee set forth in Section C(1), the Company Equipment listed in Section C(1). All Company Equipment shall remain items of personal property owned by the Company, notwithstanding any attachment to other equipment, structures or real property, and Subscriber shall not permit any liens or encumbrances against the Company Equipment. Subscriber shall not make or permit any change, alternation, addition, modification or connection to the Company Equipment, nor shall Subscriber remove any Company Equipment from the place of original installation by the Company. Upon expiration or termination of this Agreement for any reason, Subscriber shall promptly make the Company Equipment available for return to the Company in its original condition, ordinary wear and tear excepted. Subscriber shall use the Company Equipment solely and exclusively in connection with the Service and shall be responsible for and shall reimburse the Company for all loss of or damage to the Company Equipment.

     (b) Subscriber Equipment. Subscriber shall provide any Subscriber Equipment listed in Section C(2). All Equipment owned by Subscriber must be approved by and be compatible with the Company's specifications at all times during the term of this Agreement.

     (c) Supplies. Subscriber shall provide, at Subscriber's expense, all necessary paper, ribbons and other supplies of standard grade for operation of the Equipment.

4.   SOFTWARE.

     (a) License. "Software" means any computer software and documentation for such software provided by the Company to enable Subscriber to receive and display the Service. In consideration of the monthly fees paid to Company by Subscriber, hereunder the Company hereby grants Subscriber a nontransferable, nonexclusive license (the "License") to use the Software for so long as this Agreement is in effect, subject to the terms and conditions set forth herein, including without limitation the restrictions contained in Paragraph 8. The Software is licensed "as is" and "with all faults." The Company will deliver to Subscriber and install one copy of the Software. The Software shall be used solely and exclusively in connection with the Service.

     (b) No copies or Sublicense. Subscriber shall not copy, modify, sublicense or otherwise transfer the Software or any part thereof, except for use on the Equipment and for archive or emergency backup purposes, and Subscriber shall maintain appropriate records of the number and location of all such permitted copies and shall make such copies and records available to the Company upon request. Subscriber shall take all reasonable precautions to safeguard the Software and to prevent any copies or disclosures thereof in violation of this Agreement and to prevent any unauthorized access thereto.

     (c) Title, Termination, Return. All right, title and interest in and to the Software and all parts and any copies thereof are and shall remain the sole and exclusive property of the Company. The License shall terminate, and all copies of the Software shall be immediately returned to the Company, upon written request by the Company or upon expiration or termination of this Agreement for any reason.

5.   INSTALLATION.
     (a) Installation Site. Subscriber shall prepare, provide and maintain the site where the Equipment will be located and where the Service will be received (the "Installation Site"), in a manner that complies with the Company's and Equipment manufacturer's specifications, and the Company shall not be required to install any Equipment or Software or provide any Service or Maintenance (as defined herein) unless all Equipment and the Installation Site comply with the Company's specifications and are approved by the Company. Subscriber is responsible for obtaining all local permits.

     (b) Site Preparation and Maintenance. Subscriber shall be responsible for and shall bear all costs of, Installation Site preparation and maintenance, including without limitation adequate space, furniture, electrical power, circuits, power outlets, temperature and house telephone circuits. Further, Subscriber shall be responsible for the installation of any necessary cable required to complete installation of the Equipment, including without limitation running cable through or securing cable to walls, conduit, baseboards or any other portion of the Installation Site. Cable installation must be completed prior to any installation of Equipment. All necessary cable will be provided by the Company at Subscriber's expense. Subscriber shall be solely responsible for obtaining any permission or consents required by landlords or other parties for the installation of Equipment including without limitation running cable and installing satellite receiving equipment and the Service. Subscriber shall maintain the Installation Site as a suitable Installation Site throughout the term of this Agreement.

     (c) Installation. After a suitable Installation Site is available, the Company shall install or cause to be installed any Company Equipment and any Software. The Company shall have no duty to repair any holes or cuts in any surfaces upon removal of any Equipment.

     (d) Backup. If required by the Company, Subscriber shall install, pay for and maintain a backup data line to be used in the event the data line to the Equipment is subject to interruption, noise or any other problems not permitting the Equipment or Software to function properly, in the Company's opinion.

     (e) Installation Date. Installation shall be deemed to have occurred on the earlier of the date on which either (i) the Company or its designee determines that the Company Equipment and any Software have been placed in good working order and the Service is available to Subscriber or (ii) the Company Equipment has been delivered and the Service is available but Subscriber has failed to provide a suitable Installation Site. The Company will notify Subscriber when the Company Equipment and any Software and the Service is available to Subscriber.

6. MAINTENANCE. In order to protect the quality and integrity of the Company's systems and the Service, Subscriber agrees that during the term of this Agreement the Company shall exclusively provide or cause to be provided the service and maintenance as described herein ("Maintenance") for all Company Equipment and any Software installed pursuant to this Agreement.

     (a) Company Equipment. The Company shall make all necessary adjustments and repairs to keep the Company Equipment in good operating condition during regular business hours (8:00 a.m. to 5:00 p.m. Monday through Friday, excluding holidays observed by the Company) and in accordance with the Company's specifications then in effect. The Company's representatives shall have full access to the Company Equipment in order to effect the necessary adjustments and repairs. The Company shall determine preventive maintenance service required for the Company Equipment. All remedial maintenance service shall be provided during regular business hours within a reasonable time after Subscriber notifies the Company in accordance with the Company's reporting procedures that the Company Equipment is inoperative. Subscriber shall provide adequate storage space for spare parts and test equipment and adequate work space, heat, light, ventilation, electric current and outlets for use by the Company's maintenance representatives. All spare parts, test and maintenance equipment, tools and documentation shall remain the Company's property and may be removed by the Company at any time. Parts removed from Company Equipment shall be the Company's property. Subscriber shall not move or relocate, or permit to be moved or relocated, any Company Equipment without the Company's prior written consent. Maintenance service does not include any of the following: (i) providing supplies or equipment, (ii) maintenance of accessories, attachments, machines or other devices not used in connection with receipt of the Service, (iii) performing service connected with the relocation of reinstallation of the Company Equipment or (iv) adding or removing accessories, attachments and other devices. Any maintenance that, in the opinion of the Company, results from other than normal operation of the Company Equipment, including without limitation Subscriber's fault or misuse of the Company Equipment or Subscriber's failure to provide the necessary facilities or specified operating supplies or to meet the Company's specifications, shall be invoiced to Subscriber as an additional charge. This maintenance agreement is contingent upon proper use of the Company Equipment and does not cover Company Equipment modified without the Company's approval or subjected to unusual physical or electrical stress, or on which the original identification marks have been removed or altered. The Company shall not be responsible to Subscriber for loss of use of the Company Equipment or for any other liabilities arising from alterations, additions, adjustments or repairs made to the Company Equipment by other than authorized representatives of the Company.

(b) Other Equipment. All Subscriber Equipment shall be maintained and serviced by Subscriber at Subscriber's cost in order to keep it in good operating condition and in compliance with the Company's specifications then in effect for use in connection with receiving the Service. The Company shall have no duty to perform any maintenance or repairs on Subscriber Equipment, but any maintenance or repairs by the Company on Subscriber Equipment Equipment in order to make Subscriber Equipment comply with the Company's specifications shall be invoiced to Subscriber at the Company's standard time and material charges.

     (c) Software. The Company shall use reasonable efforts to correct any programming error in the Software significantly affecting use of the Software or to replace the Software. Such correction or replacement shall be accomplished promptly after Subscriber has identified and notified the Company of any such error in accordance with the Company's reporting procedures. This Software maintenance agreement shall not entitle Subscriber to receive any enhancements or improvements developed for the Software. Further, any modifications in the Software required as a result of Subscriber requesting a change in the Service provided hereunder shall be performed by the Company at Subscriber's expense. Subscriber agrees to provide the Company with data dumps, as requested, and with sufficient support and test time on Subscriber's computer system to duplicate the problem and to verify that the problem is with the Software and that the problem has been corrected. Corrections for difficulties or defects traceable to Subscriber's errors, modification of the Software by Subscriber or Subscriber systems changes shall be invoiced to Subscriber at the Company's standard time and material charges.

7. SECURITY DEPOSIT. As security for any Company Equipment, any Software and the performance of Subscriber's duties and obligations hereunder, Subscriber shall pay to the Company a security deposit in the amount set forth in Section F, which amount must be paid in full prior to any installation of Equipment. If all Company Equipment and Software has been returned to the Company as herein required and Subscriber is not then in breach or default of any of its duties and obligations under this Agreement, then the security deposit shall be returned to Subscriber within 30 days after the expiration or termination of this Agreement: otherwise, the Company may withhold all or any part of the security deposit to the extent of its actual damages. The security deposit does not constitute liquidated damages. The Company shall not be required to segregate the security deposit from its own funds.

8.   USE LIMITATIONS; CONFIDENTIALITY.

     (a) Use Limitations. Subscriber shall use the Service, any Company Equipment and any Software solely and exclusively for its own internal business purposes. Without limiting the generality of the foregoing, Subscriber shall not directly or indirectly sell, lease, redistribute, retransmit, broadcast, download or otherwise provide or disseminate the Service or the Software or any part of either of them or any information or data included therein, in any form or by any means (including without limitation by making hard copies or by electronic transfer) to any other person or entity (including without limitation Subscribers' customers). Further, Subscriber shall not download the Service, any Software or any part of either of them to Subscriber's or any third party's facilities or network with Subscriber's or any third party's facilities to enable any sharing of the Service, any Software or any part of either of them.

     (b) Confidentiality. Subscriber acknowledges that the Service, any Software and any information and data included therein (except for any information and data distributed publicly without charge) and the form, format, mode or method of compilation, configuration, presentation or expression thereof are the _____________ and proprietary property information and data of the Company (the "Confidential Property"). Subscriber shall receive and maintain the Confidential Property as a confidential disclosure and shall not disclose the Confidential Property or any part thereof to any other person or entity (except employees of Subscriber with a need to know and employees of the Company) or use or permit of use of the Confidential Property or any part thereof except as herein expressly permitted at any time during the Initial Term and any renewal term ______________ for a period of three years after the expiration or termination of this Agreement except as follows ___________ with the Company's prior written consent in each ______________ of disclosure or ______________ if Subscriber is required by law to disclose the __________________ Property but only after notice to the Company and only to the extent required.

     (c) Copyright. To the fullest extent permitted or available under applicable _____ the Company hereby asserts and claims and Subscriber hereby recognizes and acknowledges, copyright protection for the Service, any Software and any ______ thereof including without limitation the form, format, mode or method of compilation, configuration, presentation or expression thereof and of any information or data included therein.

     (d) Further Protection. In addition to Subscriber's other obligations in this Paragraph 8, Subscriber shall prohibit any violation or breach of the terms and conditions of this Paragraph 8 by its employees, agents and other persons or ___________ within Subscriber's control.

9. EXCHANGES AND THIRD PARTY PROVIDERS. Subscriber shall from time to time execute such applications or agreements as may be required by, and ______ observe all restrictions and requirements imposed by any securities or commodities exchange or third party provider with respect to any quotations, market information or other information or data provided by such exchanges or third party providers.

10.  EXPRESS WARRANTIES; WARRANTIES LIMITED.

     (a) Express Warranties. The Company warrants to Subscriber that the Company
(i) has the right to provide the Service and any quotations, market information or other information or data furnished hereunder to Subscriber, (ii) has good title to any Company Equipment and any Software and (iii) will perform or cause to be performed any installation of Company Equipment or Software and any Maintenance in a workmanlike manner.

     (b) Warranties Limited. EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 10(a),
(I) NEITHER THE COMPANY NOR ANY EXCHANGE OR OTHER THIRD PARTY PROVIDER OF INFORMATION OR DATA ("Information Providers") OR SOFTWARE LICENSORS MAKES ANY WARRANTY, REPRESENTATION OR GUARANTY AS TO THE SEQUENCE, ACCURACY, TIMELINESS OR COMPLETENESS OF THE SERVICE OR ANY QUOTATIONS, MARKET INFORMATION OR OTHER INFORMATION OR DATA FURNISHED HEREUNDER OR THAT ANY SUCH INFORMATION OR DATA DISSEMINATED MAY BE RELIED UPON FOR TRADING PURPOSES (SUBSCRIBER SHALL INDEPENDENTLY DETERMINE MARKET PRICES FOR TRADING PURPOSES THROUGH ITS OWN CUSTOMARY TRADING CHANNELS), (II) THE COMPANY MAKES NO WARRANTY, REPRESENTATION OR GUARANTY EITHER FOR ITSELF OR FOR ANY THIRD PARTY VENDORS OR MANUFACTURERS, AS TO ANY EQUIPMENT (INCLUDING ANY COMPANY EQUIPMENT OR SUBSCRIBER EQUIPMENT);
(III) THE COMPANY MAKES NO WARRANTY, REPRESENTATION OR GUARANTY THAT ANY SOFTWARE WILL MEET SUBSCRIBER'S REQUIREMENTS OR THAT OPERATION OF ANY SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE OR THAT ANY DEFECTS CAN BE CORRECTED AND THE COMPANY MAKES NO WARRANTY, REPRESENTATION OR GUARANTY, EITHER FOR ITSELF OR FOR ANY THIRD PARTY PROVIDER OF MAINTENANCE, AS TO ANY MAINTENANCE, FURTHER, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN PARAGRAPH 10(a), ANY AND ALL WARRANTIES, REPRESENTATIONS AND GUARANTIES, EXPRESS OR IMPLIED, ARE HEREBY DISCLAIMED WITH RESPECT TO THE SERVICE, THE EQUIPMENT (INCLUDING ANY COMPANY EQUIPMENT AND SUBSCRIBER EQUIPMENT), ANY SOFTWARE AND ANY MAINTENANCE, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED. No employee, salesperson, vendor or other agent or purported agent of the Company is authorized to make any warranties, representations or guaranties to the contrary of the foregoing, and any such proported warranties, representations or guaranties shall not be relied upon as having been given by or on behalf of the Company.

11.  LIABILITIES LIMITED.

     (a) Sole Remedies. Except as permitted by Paragraph 11(b), Subscriber's sole and exclusive remedies against the Company, any Information Provider or any other third party provider of equipment, software or services for the Company __ with respect to the Service and any quotations, market information and any other information and data and any errors, inaccuracy, omissions or delay therein or thereof, shall be limited to issuing corrected information as soon as reasonably practicable following the Company's receipt of written notice of such problem from Subscriber in accordance with the Company's reporting procedures, (ii) with respect to the Equipment, shall be limited to providing Maintenance in accordance with Paragraph 6(a), and (iii) with respect to any Software, shall be limited to providing Maintenance in accordance with Paragraph 6(c) and using reasonable efforts to correct any interruptions, errors or other problems with the software.

     (b) Damages Limited. If the Company fails to provide the remedies in Paragraph 11(a) or if the Company otherwise fails to perform its duties and obligations under this Agreement and Subscriber can establish that as a direct result thereof Subscriber has incurred any damages, liabilities, losses, fees, costs or expenses, then the Company's liability to Subscriber for actual damages for any cause whatsoever regardless of the form of action, whether in contract, tort including negligence, strict liability or otherwise, shall not exceed in the aggregate the lesser of (i) one month's total monthly fees as set forth in
Section 1, or as then in effect or (ii) $1,000 FURTHER, IN NO EVENT SHALL THE COMPANY, ANY INFORMATION PROVIDER OR ANY OTHER THIRD PARTY PROVIDER OF EQUIPMENT, SOFTWARE OR SERVICES FOR THE COMPANY BE LIABLE FOR ANY LOSS OF PROFIT OR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES SUSTAINED OR INCURRED IN CONNECTION WITH THE SERVICE, THE EQUIPMENT, ANY SOFTWARE AND ANY MAINTENANCE PROVIDED OR PERFORMED OR TO BE PROVIDED OR PERFORMED UNDER THIS AGREEMENT OR OTHERWISE ARISING UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF THE ACTION AND WHETHER SUCH DAMAGES WERE FORESEEN OR UNFORESEEN AND EVEN IF THE COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     (c) Commercial Transactions. The parties acknowledge that this Agreement has been entered into as a commercial transaction and, further, that since any proof of actual damages to Subscriber would be very difficult, imprecise and inaccurate, the foregoing remedies and limitations on damages constitute fair, reasonable and adequate remedies and limitations of any damages for any losses that may be incurred by Subscriber.

12. INDEMNITY; SURVIVAL. Subscriber hereby indemnifies and agrees to defend and hold harmless the Company, any Information Provider and any other third party provider of equipment software or services for the Company from and against any and all demands, claims, actions, proceedings, damages, liabilities, losses, fees, costs or expenses "including without limitation reasonable attorneys fees and the costs of any investigation) directly or indirectly arising from or in any way connected with (i) use of or reliance on the Service, any Software or any quotations, market information or other information or data supplied or to be supplied to Subscriber under this Agreement (ii) any breach of or default under the terms or conditions of this Agreement by Subscriber, (iii) the use or possession of any Equipment by Subscriber or any third parties, (iv) any removal of Company Equipment by the Company as permitted by this Agreement and (v) any negligence, gross negligence or willful misconduct by or on behalf of Subscriber or its employees or agents. Paragraphs 8, 10, 11 and 12 shall survive termination of this Agreement for any reason.

13. AUTOMATIC RENEWAL. UNLESS EITHER PARTY GIVES THE OTHER PARTY WRITTEN NOTICE OF TERMINATION AT LEAST 30 DAYS PRIOR TO THE EXPIRATION OF THE INITIAL TERM OR ANY RENEWAL TERM THAN UPON EXPIRATION OF THE THEN EFFECTIVE TERM THIS AGREEMENT SHALL AUTOMATICALLY RENEW FOR AN ADDITIONAL SUCCESSIVE TERM OF 12 MONTHS. In addition to the changes permitted at any time by Paragraph 1, the Company may modify or change the terms and conditions of this Agreement (including without limitation any monthly fees) at any time after the initial term of this Agreement by giving Subscriber at least 60 days notice of such modifications or changes; provided, however if Subscriber does not agree to any such change, Subscriber may terminate this Agreement by giving written notice to the Company 30 days prior to the effective date of the change and this Agreement shall terminate on such effective date unless the change is withdrawn by the Company.

14. DEFAULT; TERMINATION. The occurrence of any of the following shall constitute a default by Subscriber under this Agreement (i) Subscriber's failure to pay any sum of money due hereunder, (ii) Subscriber's failure to fully perform any of its other duties and obligation under this Agreement within 7 days after notice thereof is given by the Company, (iii) if Subscriber shall become insolvent, commit any act of bankruptcy or become the subject of any proceeding under bankruptcy or other similar laws for the protection of creditors or (iv) any substantial part of Subscriber's assets becomes subject to any levy, seizure, assignment or sale for the benefit of or by any creditor or government agency. Upon the occurrences of any of the foregoing defaults by Subscriber, the Company shall, in addition to all other rights available under applicable law, have the right (then or any time thereafter during the continuance of such default), at its sole option, to do all or any of the following upon giving notice to Subscriber: (1) immediately terminate this Agreement and as duties and obligation of the Company hereunder, (2) declare all amounts due and thereafter to become due under this Agreement to be immediately due and payable in full, (3) discontinue all Service to Subscriber and any Maintenance, (4) take possession of or remove any Company Equipment and any Software (and all copies thereof), wherever situated, and for such purpose to enter upon premises without liability, (5) disconnect all power and data lines and (6) sell, dispose of, hold, use or lease any or all of the Company Equipment and any Software Subscriber shall pay and reimburse the Company for any and all fees, costs and expenses (including without limitation reasonable attorney's fees) incurred in connection with exercising any of the foregoing rights and the collection of all amounts due hereunder.

15.  MISCELLANEOUS.

     (a) Assignment. Neither this Agreement nor any rights or duties hereunder may be assigned, delegated, subleased or otherwise transferred by Subscriber. This Agreement shall be binding upon and inure to the benefit of the parties and respective successors and permitted assigns.

     (b) Notice. Except for notices given because of Subscriber's failure to pay any sum of money due hereunder (which notice may be oral) all notices or other communications required to be given hereunder shall be in writing and shall be mailed by first class mail or by telefacsimile or overnight delivery service or personally delivered to the Company at its address set forth on page 1 and to Subscriber at the billing address set forth on page 1, or to such other address as may be hereafter designated by one party to the other in writing. Unless otherwise provided herein, all notices shall be effective the earlier of three days from the date of mailing or upon receipt.

     (c) Severability. If any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason, then the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, the parties waive any provisions of law that renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

     (d) Force Majeure. Due performance of any duty or obligation hereunder by the Company shall be excused if prevented by acts of God, third party providers of information, data or services, public enemy, fire or other casualty, labor dispute or any other circumstance beyond the Company's reasonable control.

     (e) Waiver or Consent. Any failure by either of the parties to comply with any obligation, covenant, condition or agreement contained herein may be waived in writing by the party entitled to the benefits thereat, but such waiver or failure to insist on strict compliance with such obligation, covenant, condition or agreement shall not operate as a waiver of or estoppel with respect to any subsequent or other failure. Any consents to be effective must be in writing and signed by an authorized representative of the party granting such consent.

     (f) Remedies Cumulative. Unless otherwise provided herein, all remedies contained herein are cumulative and are in addition to all other rights and remedies available under this Agreement, by law, in equity or by statute.

     (g) Amendments. This Agreement may be amended only by a written instrument signed by authorized representatives of each of the parties. This Agreement constitutes the entire understanding of the parties with respect of the subject matter hereof and supersedes and replaces all prior writings or oral negotiations or other understandings with respect thereto.

     (h) Headings, References. All headings of this Agreement are solely for convenience of references and shall not affect its interpretation. References to "Sections" shall be references to the Subscription Schedule on page 1 of this Agreement and references to "Paragraphs" shall be references to these Standard Terms and Conditions.

     (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its principles of conflicts of laws.

                                    Exhibit G

              Source's Service Agreement and Worldwide Price Lists

                                  See Attached

McCarthy, Crisanti & Maffei, Inc. ("MCM")
Subscription for Electronic Information Services


This Subscription Agreement (the "Agreement") made this _______ day of _______________, 19___, (the "Effective Date") by and between McCarthy, Crisanti & Maffei, Inc. (hereinafter ("MCM"), a New York corporation having offices at 71 Broadway, New York, New York, 10006 and _______________, a _______________
(hereinafter "Customer").

1.       Services

         Customer subscribes to, and MCM agrees to provide, the services set out on the attached Supplement(s), Number(s) _______________ each, a "Service," (and collectively, "Services") upon the terms and conditions set out below.

2.       Term of Subscription; Fee

         The initial subscription term for each Service shall be as set forth on Supplement (the "Initial Term") attached hereto and made part hereof. For the Services provided by MCM, Customer agrees to pay MCM the subscription fees indicated on the relevant Supplement. Fees charged upon the renewal of any subscription shall be those set forth on MCM's then current price lists. All subscription fees shall be paid (monthly) [quarterly] in advance on the commencement of the subscription term and thereafter on the first calendar [month] [quarter]. Customer shall also pay in addition to any subscription fee, any tax, however characterized, arising out of this subscription other than taxes based on the net income of MCM.

3.       Renewal

         The subscription term for each Service shall be automatically renewed for a term equal in length to the Initial Term unless either party gives the other not less than sixty (60) days written notice of its intention not to renew a particular Service prior to the end of the initial or any renewal of that Service. Further, any renewal term shall be governed by the terms and conditions of this Agreement, except for price, which shall be determined from MCM's then current price list.

4.       Use of Information

         Services are for the sole use of Customer. Customer will not, without MCM's prior written consent, cause or permit the Services or any information including, without limitation reports, analyses, data, documentation made known, sent or otherwise transmitted by MCM under this Agreement or any Service in whole or in part to be stored, modified, duplicated, reproduced or retransmitted in any form either to third parties or to affiliated companies or branch offices of the Customer except as otherwise permitted herein. If Customer makes use of any information for which MCM has given its prior written approval, Customer shall credit MCM as the source of such information. Customer acknowledges that all such materials are and shall remain, the sole property of MCM, and that MCM is the sole owner of all copyright and other commercial property rights therein. Customer agrees not to create any derivative works (including data bases) based on the Service(s) or the information contained therein. Customer will not use or permit the use of the information contained in the Service for any illegal purpose. MCM reserves to itself complete editorial freedom in the form and content of the Service(s) and may alter the same from time to time.

5.       Termination

         (a) In addition to any other remedy available at law or in equity, MCM may terminate this Agreement immediately, in whole or in part, without further obligation to Customer in the event of:

                  (i) any breach by the Customer of Paragraph 4 or a breach of the Customer's obligation to pay the subscription fee as specified in this Agreement and Supplement(s) hereto;

                  (ii) any other breach of this Agreement by the Customer which cannot be remedied or is not remedied within thirty (30) days of the Customer being requested to do so;

                  (iii) any merger, consolidation, acquisition, or the sale, lease or other transfer of all or substantially all of the assets or shares of sock of the Customer, or any other change in the control or ownership of the Customer;

                  (iv) the Customer's making an assignment for the benefit of its creditors or filing a voluntary petition under any bankruptcy or insolvency law, under the reorganization or arrangement provisions of the United States Bankruptcy Code, or under the provisions of any law of like import;

                  (v) the filing of an involuntary petition against the Customer under any bankruptcy or insolvency law, under the reorganization or arrangement provisions of the United States Bankruptcy Code, or under any law of like import; or

\                  (vi)     the appointment of a trustee or receiver for the
                           Customer or its property.

         (b) Where the operation or delivery of the Service(s) or any part thereof is dependent upon an agreement between MCM and a third party and such agreement has expired or is terminated or suspended in whole or in part for any reason, and MCM is unable to enter into another equivalent agreement upon reasonable terms. MCM may immediately terminate this Agreement or the relevant part thereof, and upon termination MCM's only obligation to the Customer will be to refund the proportionate part of the subscription fee already paid for the portion of the Service(s) not received by virtue of said termination.

         (c) Without limitation of any other remedy available at law or in equity, the Customer and MCM hereby agree that upon the Customer's (i) breach of this Agreement, or (ii) terminating this Agreement (except as permitted hereunder), MCM will be entitled to recover from the Customer all subscription fees due and payable at the time of termination.

         (d) Customer agrees, in the event of a breach by it of any of its obligations under this Agreement, MCM may seek temporary or permanent injunctive relief, without the necessity of proving actual damages or the posting of a bond, as well as other equitable relief.

6.       Disclaimer of Warranties and Liability

         (a) MCM AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, INCLUDING, WITHOUT LIMITATION THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE AND MERCHANTABILITY, AND EACH SPECIFICALLY DISCLAIMS ANY SUCH WARRANTY. MCM AND ITS AFFILIATES EACH SPECIFICALLY DISCLAIM ANY KNOWLEDGE OF ANY PURPOSE FOR WHICH THE SERVICES SHALL BE USED BY CUSTOMER. MATERIAL SUPPLIED BY MCM IN THE SERVICES CONSTITUTES OPINION AND NOT FACT. Such material supplied in the Services is based upon information obtained by MCM from a number of sources and MCM may be unable to verify the accuracy of that information. Accordingly, neither MCM nor its affiliates shall be liable to Customer for: (1) any faults in the delivery, transmission or content of the Services, or for contingencies beyond their control, in producing, supplying, or compiling, transpositioning or delivering the Services; (2) any errors, omissions, or inaccuracies in the information or analyses contained in the Services or delays or interruptions in delivery of a Service for any reason: (3) any decision made or action taken by Customer in reliance upon the information or analyses contained in the Services; (4) loss of business revenues, loss profits, or any indirect, consequential, special or incidental damages arising from any subscription, including any claims related to the timeliness of deliveries of the Services or the quality or accuracy of information upon which a Service is based, whether in contract, tort or otherwise, even if advised of the possibility of such damages;
                  (5) any claim that arose more than one (1) year prior to the institution of suit therefor; or (6) any claim arising from causes beyond MCM's reasonable control including, but not limited to, Customers selection and use of its own computer hardware system. CUSTOMER AGREES THAT MCM'S MAXIMUM LIABILITY FOR ANY AND ALL CAUSES SHALL NOT EXCEED, IN THE AGGREGATE, THE AMOUNT PAID BY CUSTOMER FOR THE SERVICES DURING THE FIRST INITIAL TERM OF THIS AGREEMENT TO EXPIRE.

         (b) Customer will indemnify and hold MCM and its affiliates and its and their employees, agents, contractors and subcontractors harmless from and against any loss, cost or damage (including reasonable attorneys fees) in connection with any claim or action which may be brought by any third party, arising out of:

                  (i) any faults, interruptions or delays in the delivery of the Services to Customer or in the placing of inhibits (if applicable), or for any inaccuracies, errors or omissions in the information contained in the Services as supplied or contributed by the Customer, however such faults, interruptions, delays, inaccuracies, errors or omissions arise;

                  (ii) the furnishing, performance, maintenance, or use of, or inability to use the Service and any other materials furnished to Customer by or on behalf of MCM notwithstanding that MCM has been advised of the possibility that such loss, or damage may or will arise.

7.       Assignment

         Neither party shall assign this Agreement without the prior written consent of the other.

8.       Securities Laws

         Notwithstanding any other provision of this Agreement, nothing in this Agreement shall be deemed to limit any responsibility or liability MCM may have under applicable securities laws.

9.       Force Majeure

         Neither MCM nor Customer shall be responsible for delays or failures in performance resulting from acts beyond the control of such party. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

10.      Disclosure

         Pursuant to the provisions of the Investment Advisers Act of 1940, MCM offers to supply Customer with Part II of the Form ADV upon written request of Customer.

11.      Severability

         In the event that any court having competent jurisdiction shall determine that one or more of the provisions contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited and restricted to the extent that such court shall deem it to be enforceable, and so limited or restricted shall remain in full force and effect. In the event that such provision or provisions shall be deemed wholly unenforceable, the remaining provisions shall remain in full force and effect.

12.      General

         (a) This Agreement and any and all Supplements annexed hereto represent the entire agreement of the parties. There are no other oral or written collateral representations, agreements, or understandings. In the event that the Customer issues a purchase order or other instrument related to the Service(s), it is understood and agreed that such document is for the Customer's internal purposes only and will in no way supersede, modify, add to or delete any of the terms and conditions of this Agreement.

         (b) All notices given hereunder will be in writing, delivered personally or mailed by registered or certified mail, return receipt requested, postage prepaid to the parties at the address specified in this Agreement unless either party gives notice in writing of a change of such address in the manner provided herein for giving notice. All notices will be deemed given when delivered personally, or if mailed, five (5) days after the date of mailing.

         (c) This Agreement will be deemed to have been executed and delivered in the State of New York and it will be governed by and construed in accordance with the laws of New York. The parties hereby consent to the jurisdiction of the courts of the State of New York for the purpose of any action or proceeding brought by either of them on or in connection with this Agreement or any alleged breach thereof.

         (d) This Agreement will be binding upon and inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns.

         (e) This Agreement may not be amended, modified or superseded, nor may any of its terms or conditions be waived unless expressly agreed to in writing by both parties. The failure of either party at any time or times to require full performance of any provision hereof will in no manner affect the right of such party at a later time to enforce the same.

         (f) The section headings of the several clauses and paragraphs of this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

         (g) The Customer hereby waives personal service of any and all process upon the Customer and consents that service of process may be made by certified or registered mail at the Customer's address set forth herein.

         (h) If the Customer is a corporation, the Customer has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The persons executing this Agreement on behalf of the Customer hereby represent and warrant that they have been duly authorized to execute this Agreement for and on behalf of the Customer. This Agreement constitutes the valid and binding obligation of the Customer and is enforceable in accordance with its terms.

         (i) The provisions of Section 4 hereof, and any and all disclaimers and indemnities contained herein or in any Supplements annexed hereto will survive the termination of this Agreement.

         IN WITNESS WHEREOF, the parties or their duly authorized representative have hereunto set their hands on the day and year first above written.


                                  McCARTHY, CRISANTI & MAFFEI, INC.


                                  By:__________________________________________

                                  Title:_______________________________________

                                  Date:________________________________________


                                  CUSTOMER:



                                  By:__________________________________________

                                  Title:_______________________________________

                                  Date:________________________________________

                                                         Number_______________

                                                         Term__________________

Supplement to
McCarthy, Crisanti & Maffei, Inc.
Subscription for Electronic Information Services

This Supplement between McCarthy, Crisanti & Maffei, Inc. (MCM) and the Customer (as set forth on the Subscription for Electronic Information Services) represent those Services subscribed to by the Customer and to be provided by MCM, subject to the terms and conditions set forth in the Subscription Agreement.

Dated _______________________


Services                            Fee [Monthly] [Quarterly]



Total:

Additional Locations/Departments:

                                McCARTHY, CRISANTI & MAFFEI, INC.


                                By:____________________________________________

                                Title:_________________________________________

                                Date:__________________________________________


                                CUSTOMER:



                                By:____________________________________________

                                Title:_________________________________________

                                Date:__________________________________________

                       MCM ELECTRONIC INFORMATION SERVICES

                              GERMANY/AUSTRIA (DM)



STANDARD SCREEN FEES


         CORPORATEWATCH                              450/month

         CURRENCYWATCH                               450/month

         MONEYWATCH                                  450/month

         YIELDWATCH                                  450/month


-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              1800/month

         CURRENCYWATCH                               1800/month

         MONEYWATCH                                  1800/month

         YIELDWATCH                                  1800/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                    (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                SWITZERLAND (SFR)



STANDARD SCREEN FEES


         CORPORATEWATCH                              500/month

         CURRENCYWATCH                               500/month

         MONEYWATCH                                  500/month

         YIELDWATCH                                  500/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              2000/month

         CURRENCYWATCH                               2000/month

         MONEYWATCH                                  2000/month

         YIELDWATCH                                  2000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                  (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  DENMARK (DKK)



STANDARD SCREEN FEES


         CORPORATEWATCH                              2400/month

         CURRENCYWATCH                               1600/month

         MONEYWATCH                                  1600/month

         YIELDWATCH                                  1600/month


-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              11900/month

         CURRENCYWATCH                               9500/month

         MONEYWATCH                                  9500/month

         YIELDWATCH                                  9500/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                       (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  FINLAND (FIM)



STANDARD SCREEN FEES


         CORPORATEWATCH                              1025/month

         CURRENCYWATCH                               1025/month

         MONEYWATCH                                  1025/month

         YIELDWATCH                                  1025/month


-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              6200/month

         CURRENCYWATCH                               6200/month

         MONEYWATCH                                  6200/month

         YIELDWATCH                                  6200/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  NORWAY (NOK)



STANDARD SCREEN FEES


         CORPORATEWATCH                              1600/month

         CURRENCYWATCH                               1600/month

         MONEYWATCH                                  1600/month

         YIELDWATCH                                  1600/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              9500/month

         CURRENCYWATCH                               9500/month

         MONEYWATCH                                  9500/month

         YIELDWATCH                                  9500/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  SWEDEN (SEK)



STANDARD SCREEN FEES


         CORPORATEWATCH                              1600/month

         CURRENCYWATCH                               1600/month

         MONEYWATCH                                  1600/month

         YIELDWATCH                                  1600/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              9450/month

         CURRENCYWATCH                               9450/month

         MONEYWATCH                                  9450/month

         YIELDWATCH                                  9450/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                   SPAIN (PTA)



STANDARD SCREEN FEES


         CORPORATEWATCH                              30,000/month

         CURRENCYWATCH                               30,000/month

         MONEYWATCH                                  30,000/month

         YIELDWATCH                                  30,000/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              135,000/month

         CURRENCYWATCH                               135,000/month

         MONEYWATCH                                  135,000/month

         YIELDWATCH                                  135,000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                   ITALY (ITL)



STANDARD SCREEN FEES


         CORPORATEWATCH                              325,000/month

         CURRENCYWATCH                               325,000/month

         MONEYWATCH                                  325,000/month

         YIELDWATCH                                  325,000/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING




* MINIMUM SITE FEES

         CORPORATEWATCH                              1,500,000/month

         CURRENCYWATCH                               1,500,000/month

         MONEYWATCH                                  1,500,000/month

         YIELDWATCH                                  1,500,000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                                  FRANCE (FRF)



STANDARD SCREEN FEES


         CORPORATEWATCH                              2,200/month

         CURRENCYWATCH                               2,200/month

         MONEYWATCH                                  2,200/month

         YIELDWATCH                                  2,200/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              8,000/month

         CURRENCYWATCH                               8,000/month

         MONEYWATCH                                  8,000/month

         YIELDWATCH                                  8,000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                         PRICING FOR AUSTRALIA (AUD A$)



STANDARD SCREEN FEES


         CORPORATEWATCH                              A$ 425/month

         CURRENCYWATCH                               A$ 300/month

         MONEYWATCH                                  A$ 300/month

         YIELDWATCH                                  A$ 300/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              A$ 1300/month

         CURRENCYWATCH                               A$   680/month

         MONEYWATCH                                  A$   780/month

         YIELDWATCH                                  A$   680/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                  CONTINENTAL EUROPE/GULF REGION PRICING (US $)



STANDARD SCREEN FEES


         CORPORATEWATCH                              $  375/month

         CURRENCYWATCH                               $  275/month

         MONEYWATCH                                  $  275/month

         YIELDWATCH                                  $  275/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              $1875/month

         CURRENCYWATCH                               $1500/month

         MONEYWATCH                                  $1500/month

         YIELDWATCH                                  $1500/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                         AMERICAS REGION PRICING (US $)



STANDARD SCREEN FEES


    **   CORPORATEWATCH(R)                             $  450/montH

         CURRENCYWATCH(R)                              $  300/montH

         MONEYWATCH(R)                                 $  250/month

         YIELDWATCH(R)                                 $  200/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

    **   CORPORATEWATCH(R)                             $3000/montH

         CURRENCYWATCH(R)                              $1750/montH

         MONEYWATCH(R)                                 $1500/month

         YIELDWATCH(R)                                 $1000/month

         Discounts may apply when customer uses multiple services.

 *       Site fees may vary based on system configuration or actual user counts.

**       Includes MCM's Private Placement "Market Talk."

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                            PRICING FOR JAPAN (JPY Y)



STANDARD SCREEN FEES


         CORPORATEWATCH                              Y55,000/month

         CURRENCYWATCH                               Y40,000/month

         MONEYWATCH                                  Y40,000/month

         YIELDWATCH                                  Y40,000/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              Y250,000/month

         CURRENCYWATCH                               Y250,000/month

         MONEYWATCH                                  Y250,000/month

         YIELDWATCH                                  Y250,000/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

                          UNITED KINGDOM PRICING (US $)



STANDARD SCREEN FEES


         CORPORATEWATCH                              $  375/month

         CURRENCYWATCH                               $  275/month

         MONEYWATCH                                  $  275/month

         YIELDWATCH                                  $  275/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              $1875/month

         CURRENCYWATCH                               $1500/month

         MONEYWATCH                                  $1500/month

         YIELDWATCH                                  $1500/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

                       MCM ELECTRONIC INFORMATION SERVICES

              ASIA PACIFIC REGION PRICING (EXCLUDING JAPAN) (US $)



STANDARD SCREEN FEES


         CORPORATEWATCH                              $  325/month

         CURRENCYWATCH                               $  250/month

         MONEYWATCH                                  $  230/month

         YIELDWATCH                                  $  230/month

-------------------------------------------------------------------------------


                            MCM SWITCHING SYSTEM AND

                              DIGITAL FEED PRICING


* MINIMUM SITE FEES

         CORPORATEWATCH                              $1000/month

         CURRENCYWATCH                               $  900/month

         MONEYWATCH                                  $  800/month

         YIELDWATCH                                  $  800/month


         Discounts may apply when customer uses multiple services.

*        Site fees may vary based on system configuration or actual user counts.

                                                                          (1993)

            INSTRUCTIONS: Please sign, initial and return all copies.
     IMPORTANT: Please read Standard Terms and Conditions on pages 2 and 3.

KNIGHT-RIDDER BUSINESS                ACCOUNT NO.________________________
INFORMATION SERVICES                  New //
                                      Renewal //
-------------------------------------------------------------------------------
                               SERVICES AGREEMENT
-------------------------------------------------------------------------------


Check applicable division:

// KNIGHT-RIDDER FINANCIAL IN
     75 Wall Street
     New York, New York 10006
     Telephone: (212)269-1110

// COMMODITY NEWS SERVICES
     Post Office Box 6053
     Leawood, KS 66206
     Telephone: (913)642-7373




Subscriber______________________________________________________________
Installation Address_____________________________________________________
City__________________________________________State_______Zip___________
User/Contact Name__________________________________Phone#____________
Communications/Contact Name_______________________Phone#____________


Billing Address_________________________________________________________
City___________________________________________State_______Zip__________
Contact Name________________________________________Phone#____________


-------------------------------------------------------------------------------


THIS AGREEMENT (the "Agreement") is by and between Commodity News Services, Inc., acting through its division(s) designated above (the "Company"), and the customer designated above ("Subscriber").

                              SUBSCRIPTION SCHEDULE

The Company agrees to provide the Basic Services, Optional Services and Equipment set forth below to Subscriber on the terms and conditions set forth in this Agreement.

SECTION A.  BASIC SERVICES
Quantity      Description              Monthly Fee
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------

TOTAL BASIC SERVICES FEE...........................................$__________

SECTION B.  OPTIONAL SERVICES
Quantity      Description              Monthly Fee
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
TOTAL OPTIONAL SERVICES FEE........................................$__________

SECTION C.  EQUIPMENT
Quantity      Equipment                Monthly Fee
//  Provided by the Company
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
------------------------------         $----------
TOTAL EQUIPMENT FEES................................................$__________
//  Provided by the Subscriber

SECTION D.  ESTIMATED EXCHANGE FEES
Exchange                               Monthly Fee
Chicago Board of Trade...............................................$_________
Chicago Mercantile Exchange..........................................$_________
Commodity Exchange Center, Inc.......................................$_________
Kansas City Board of Trade...........................................$_________
London Futures and Options Exchange..................................$_________
London Int'l Financial Futures Exchange..............................$_________
London Metal Exchange................................................$_________
Minneapolis Grain Exchange...........................................$_________
__________________________...........................................$_________
__________________________...........................................$_________
__________________________...........................................$_________
TOTAL ESTIMATED EXCHANGE FEES
BILLED BY COMPANY....................................................$_________
Billed directly by Exchange: American Stock Exchange,
Canadian Exchange Group Data, NASDAQ, New York
Stock Exchange, OPRA _______________________________

SECTION E.  MONTHLY LINE CHARGES.....................................$__________

SECTION F.  INSTALLATION/SECURITY DEPOSIT CHARGES
Subscriber shall pay the following one-time
standard installation charge and security
deposit charge concurrently with Subscriber's
signing of this
Agreement.
Standard Installation Charge.........................................$__________
Security Deposit.....................................................$__________
TOTAL INSTALLATION/SECURITY
DEPOSIT CHARGES......................................................$__________

SECTION G.  TOTAL MONTHLY FEES/INITIAL CHARGES

(1) Total Monthly Fees
       Section A. Basic Services.....................................$__________
       Section B. Optional Services..................................$__________
       Section C. (1) Equipment Provided By
                    Company..........................................$__________
       Section D. Exchange Fees Billed By
                     Company.........................................$__________
       Section E. Line Charges.......................................$__________
TOTAL MONTHLY FEES...................................................$__________
(2) Total Initial Charges
       Section F. Installation/Security Deposit......................$__________

SECTION H.  TERM OF AGREEMENT
The Initial term (the "Initial Term") of
this Agreement shall commence on the date
accepted by the Company and shall continue
for the number of months set forth below
after the installation date, subject to earlier
termination by the Company or automatic renewal
(as provided in Paragraphs 13 & 14 of the
Standard Terms and
Conditions).
NUMBER OF MONTHS.....................................................____ Months

SECTION I.  REMOVAL CHARGE
Subscriber shall pay the Company the following removal
charge upon expiration or termination of this Agreement
for any reason.
REMOVAL CHARGE.......................................................$__________

SECTION J.  ADDENDA
Check the applicable box below if any of the following Addenda are applicable to this Agreement.

   // Redistribution Addendum
   // Multiple Location Addendum

SECTION K.  ADDITIONAL TERMS
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


The undersigned acknowledge and agree that, in addition to the Subscription Schedule above, THIS AGREEMENT INCLUDES THE STANDARD TERMS AND CONDITIONS SET FORTH ON PAGES 2 AND 3 ATTACHED, ALL OF WHICH ARE APPLICABLE TO THIS AGREEMENT AND BY THIS REFERENCE ARE INCORPORATED HEREIN AND MADE A PART HEREOF.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed below by their respective authorized representatives, and this Agreement shall be effective as of the date of, and shall be binding on the parties only upon, acceptance on behalf of the Company.

Commodity News Services, Inc.


By:___________________________________________________
    Name:_____________________________________________
    Title:  ______________Date of Acceptance__________


______________________________________________________
                 (Name of Subscriber)
By:___________________________________________________

    Name:_____________________________________________
    Title: ________________________Date:______________
      (Initials of Subscriber's authorized representative acknowledging receipt and review of the Standard
      Terms and Conditions